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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 27, 1995



                         Marshall & Ilsley Corporation
             (Exact name of registrant as specified in its charter)


               Wisconsin                  0-1220           39-0968604
              (State or other           (Commission      (IRS Employer
              jurisdiction of            File Number)    Identification
              incorporation)                                  No.)


                      770 North Water Street
                      Milwaukee, Wisconsin              53202
          (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (414) 765-7801
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         Item 5.  Other Events.


         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (No. 33-64425) of Marshall & Ilsley Corporation ("Company") relating to the offering of up to an aggregate of $250,000,000 of Debt Securities. The Exhibits consist of a Distribution Agreement dated December 27, 1995 between the Company and the Agents named therein and a form of Underwriting Agreement with respect to the Debt Securities.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit Number           Description

                 1.1              Distribution Agreement dated
                                  December 27, 1995 between Marshall &
                                  Ilsley Corporation and the Agents
                                  named therein.

                 1.2 Form of Underwriting Agreement with respect to Debt Securities of Marshall & Ilsley Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 27, 1995                 MARSHALL & ILSLEY CORPORATION



                                 By: /s/ M.A. Hatfield
                                    --------------------------
                                     M.A. Hatfield





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                                 EXHIBIT INDEX


         Exhibit No.              Description

                 1.1 Distribution Agreement dated December 27, 1995 between Marshall & Ilsley Corporation and the Agents named therein.

                 1.2 Form of Underwriting Agreement with respect to Debt Securities of Marshall & Ilsley Corporation.










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